                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002
                            MASON STREET FUNDS, INC.

David R. Keuler and Michael P. Johnson have replaced Julie M. Van Cleave as co-managers of the Growth Stock Fund. Mr. Keuler, Director of Mason Street Advisors, LLC, ("MSA") joined Northwestern Mutual in July of 1991. He received a BA degree from Boston University in 1983 and an MBA from Indiana University in 1988. He is a Chartered Financial Analyst. He also coordinates the team that manages the Asset Allocation Fund and the Asset Allocation Portfolio of the Series Fund and co-manages the Growth Stock Portfolio of the Series Fund. Mr. Johnson, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984. He received a BBA from the University of Wisconsin-Whitewater in 1983 and an MS degree in finance from the University of Wisconsin-Milwaukee in 1992. He is a Chartered Financial Analyst. He also co-manages the Growth Stock Portfolio of the Series Fund and manages other MSA equity accounts.

Steven P. Swanson is the sole manager of the High Yield Bond Fund effective immediately.

Effective January 31, 2003, J. P. Morgan Investment Management, Inc., will no longer serve as subadvisor for the Growth and Income Stock Fund. Mason Street Advisors, LLC, will serve as investment advisor for the Growth and Income Stock Fund. Continuation of this change is subject to approval by a vote of the shareholders of the Fund scheduled for May 1, 2003. The Growth and Income Stock Fund will change its name to the Large Cap Core Stock Fund, effective January 31, 2003.

Cindy L. Jackson, Director of Mason Street Advisors, LLC, will become the manager of the Large Cap Core Stock Fund effective January 31, 2003. Ms. Jackson joined Northwestern Mutual in 1990. She received a BBA degree from the University of Wisconsin-Eau Claire in 1981 and an MBA from the University of Wisconsin-Madison in 1988. She is a Chartered Financial Analyst. She also will manage the Large Cap Core Portfolio of the Series Fund and manages other MSA equity accounts.

          The date of this Prospectus Supplement is December 10, 2002.